Exhibit 21.2

SUBSIDIARIES OF KILROY REALTY, L.P.

NAME OF SUBSIDIARY OR ORGANIZATION	STATE OF INCORPORATION OR FORMATION
Kilroy Services, LLC	Delaware
Kilroy Realty Finance Partnership, L.P.	Delaware
Kilroy Realty TRS, Inc.	Delaware
Kilroy Realty Management, L.P.	Delaware
Kilroy Realty 303, LLC	Delaware
KR Westlake Terry, LLC	Delaware
KR 6255 Sunset, LLC	Delaware
KR MML 12701, LLC	Delaware
KR 690 Middlefield, LLC	Delaware
KR Lakeview, LLC	Delaware
KR Tribeca West, LLC	Delaware
KR 331 Fairchild, LLC	Delaware
KR Hollywood, LLC	Delaware
KR 350 Mission, LLC	Delaware
Fremont Lake Union Center, LLC	Delaware
KR 555 Mathilda, LLC	Delaware
KR Redwood City Member, LLC	Delaware
Redwood City Partners, LLC	Delaware
KR Vine, LLC	Delaware
KR 401 Terry, LLC	Delaware
KR Mission Bay, LLC	Delaware
KR Flower Mart, LLC	Delaware
KR SFFGA, LLC	Delaware
KR 333 Dexter, LLC	Delaware
KR 330 Dexter, LLC	Delaware
KR 400 Aurora, LLC	Delaware
KR 401 Dexter, LLC	Delaware
KR 100 Hooper, LLC	Delaware
100 First Street Member, LLC	Delaware
KR 100 First Street Owner, LLC	Delaware
201 Third Street Member, LLC	Delaware
KR 201 Third Street Owner, LLC	Delaware
303 Second Street Member, LLC	Delaware
KR 303 Second Street Owner, LLC	Delaware
KR Terra Bella, LLC	Delaware
KR Menlo Park, LLC	Delaware
KR WMC, LLC	Delaware
KR 501 Santa Monica, LLC	Delaware
KR 12400 High Bluff, LLC	Delaware
KR Sunset Weho, LLC	Delaware
KR 1701 Page Mill, LLC	Delaware
KR Oyster Point Developer, LLC	Delaware
KR Crescent Beach, LLC	Delaware
KR Kettner, LLC	Delaware
Oyster Cove Marina Owner, LLC	Delaware
Oyster Cove Marina Owner Member, LLC	Delaware
KR OP Tech, LLC	Delaware
KR North PCH, LLC	Delaware
Kilroy Realty TRS 2, Inc.	Delaware

KR Oyster Point I, LLC	Delaware
KR Oyster Point II, LLC	Delaware
KR Oyster Point III, LLC	Delaware
KR Boardman, LLC	Delaware
Kilroy Realty TRS 3, Inc.	Delaware
KR 901 Park, LLC	Delaware
KR 1335 Broadway, LLC	Delaware
KR Blackwelder, LLC	Delaware
KR Blackwelder Lessee, LLC	Delaware
KR 1825 7th Ave, LLC	Delaware
KR 6th Ave, LLC	Delaware
901 16th St, LLC	Delaware
901 16th St Member, LLC	Delaware
901 16th St Manager, LLC	Delaware
KR Manager, LLC	Delaware
Kilroy Realty TRS 4, Inc.	Delaware
KR 303 Second Street TRS, LLC	Delaware